UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

OS THERAPIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42195	82-5118368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Pullman Crossing Road, Suite 103 Grasonville, Maryland	21638
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 297-7793

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	OSTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

OS Therapies Incorporated (the “Company”)

October 28, 2024

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations

Effective October 28, 2024, Colin Goddard, Ph.D. notified the Board of Directors (the “Board”) of the Company of his resignation as the Chairman of the Board and director of the Company, effective immediately. Also, effective October 28, 2024, Joacim Borg notified the Board of his resignation as a director, effective immediately. Neither Dr. Goddard’s nor Mr. Borg’s resignation resulted from any disagreement with the Company’s operations, policies or practices.

Appointments

Effective October 28, 2024, the Company appointed two new directors to fill the resulting director vacancies on the Board. Avril McKean Dieser and Olivier R. Jarry joined the Board, effective October 28, 2024.

Avril McKean Dieser

Ms. McKean Dieser, age 51, is currently the Vice President, Head of Legal Patient Evidence of UCB, Inc., a subsidiary of UCB, S.A., a global biopharmaceutical company focused on the discovery and development of innovative medicines and solutions to transform the lives of people living with severe diseases of the immune system or the central nervous system, since August 2016, and previously from April 2008 to April 2013.  At UCB, she leads a team of attorneys supporting UCB’s global assets, global payer functions, and regulatory, medical and patient communities, including clinical development.  Ms. McKean Dieser was formerly a member of the AbbVie Inc. legal team providing global product support for the immunology and oncology franchises and was the government pricing lawyer for all pharmaceutical and combination products from May 2013 to July 2016.

Prior to joining the pharmaceutical industry, Ms. McKean Dieser practiced corporate law in Atlanta, Georgia at two nationally recognized law firms.  She earned her J.D. degree from The Catholic University Columbus School of Law and is admitted to practice law in the states of Georgia and Illinois.  Prior to receiving her law degree, Ms. McKean Dieser received an M.A. in Public Administration from the University of Maryland, European Division and a B.A. degree in English Literature from Duquesne University.  Ms. McKean Dieser lost her son, Edward, to Osteosarcoma in January 2024 at the age of 21.

Ms. McKean Dieser is well qualified to serve as a director of the Company due to her substantial knowledge of the pharmaceutical regulatory and commercialization environment and more than 21 years of working experience in corporate controls and governance.

Olivier R. Jarry

Mr. Jarry, age 63, is currently the Co-founder and Chief Executive Officer of Libera Bio S.L., a private Spanish biopharmaceutical company devoted to the development of a new class of precision therapeutics to address intracellular cancer targets, since April 2018.  He also serves as the Chief Operating Officer of Advantage Therapeutics Inc., an investigational-stage company focused on the diseases of aging, since May 2023 and as Chief Financial Officer of Rational Vaccines, Inc., an investigational-stage infectious disease company focused on combating herpes simplex virus 1 (HSV-1) and herpes simplex virus 2 (HSV-2) infections, since August 2021.

Mr. Jarry served as an advisor to DarioHealth Corp. (Nasdaq: DRIO) from November 2016 to September 2017, and then as its President and Chief Commercial Officer until January 2020. Between 2015 and 2016, he served as Senior Vice President of the Consumer Sector and Officer at Intrexon Corp. (NYSE: XON), a biotechnology company focused on engineering biological systems to enable DNA-based control over the function and output of living cells. Prior to Intrexon, from 2011 to 2012, Mr. Jarry served as the Head of Strategy, Operations and Market Access, focusing on Emerging Markets, for Bristol-Myers Squibb (NYSE: BMY), where he oversaw the product launch and growth of innovative medicines relating to oncology, virology, rheumatology, cardiovascular and diabetes. Prior to that, between 2009 and 2010, Mr. Jarry served as the Global Business Unit Head of Bayer Diabetes Care, a division of Bayer HealthCare Pharmaceuticals LLC. Prior to his time at Bayer HealthCare, from 2001 to 2009, Mr. Jarry served in several leadership roles at Novartis International AG (NYSE: NVS), including working as Global Division Head of Strategy, Business Development & Licensing at Novartis Headquarters in Switzerland, Senior Vice President and Region Head for Latin America and for Asia-Pacific for Novartis’ Consumer Health Division, Head of India Rural Business and Head of Western/Eastern Europe, Russia, CIS - Vaccines division.

Mr. Jarry holds a M.Sc. degree from Ecole Centrale de Paris, a MEng. degree from Délégation Générale pour l’Armement, and a Trium Executive MBA degree jointly awarded by NYU Stern School of Business, London School of Economics and Political Science and Hautes Études Commerciales Paris.

Mr. Jarry’s more than 40 years of building fast-growing companies in neuroimmunology, oncology, cell & gene therapy, synthetic biology and digital therapeutics makes him well qualified as a member of the Board.

There are no family relationships between either of Ms. McKean Dieser or Mr. Jarry and any director or officer of the Company, nor are there transactions in which either Ms. McKean Dieser or Mr. Jarry has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued on October 28, 2024 announcing the resignations and appointments described above is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by OS Therapies on October 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OS THERAPIES INCORPORATED

Dated: October 28, 2024	By:	/s/ Paul A. Romness, MPH
		Name:	Paul A. Romness, MPH
		Title:	President and Chief Executive Officer

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